LEGG MASON TAX-FREE INCOME FUND

                Supplement to the Legg Mason Tax-Free Income Fund
                         Prospectus dated August 1, 2006



1. The section entitled "Portfolio Management" on page 21 of the Prospectus is replaced in its entirety with the following.


         Beginning April 2007, R. Scott Pierce, CFA, will have primary responsibility for the day-to-day management of Maryland Tax-Free Income Fund. From August 2001 until March 2007, Mr. Pierce was co-portfolio manager of the fund. Prior to joining Legg Mason in 1994, Mr. Pierce worked at T. Rowe Price Associates, Inc.

         The fund's Statement of Additional Information provides information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities in the fund.



2. Shareholder approval of the mergers of Legg Mason Pennsylvania Tax-Free Income Trust ("Pennsylvania Tax-Free") and Legg Mason Tax-Free Intermediate-Term Income Trust ("Tax-Free Intermediate") (each, a "Fund"), as described on page 1 of the Prospectus, was obtained on December 20, 2006 and January 19, 2007, respectively. Each Fund's assets have been terminated, and shares of each acquiring fund were distributed to the appropriate Fund's shareholders on March 16, 2007. Pennsylvania Tax-Free and Tax-Free Intermediate are no longer offered through the Prospectus.





You should retain this supplement with your prospectus for future reference.


                     This supplement is dated April 2, 2007.








LMF-038
(#539505)